SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest
                                event reported):

                               September 26, 2002

                               Aphton Corporation
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             (Exact name of registrant as specified in its charter)


              Delaware                                  0-19122                               95-3640931
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   (State or Other Jurisdiction of              (Commission File Number)            (I.R.S. Employer Identification
           Incorporation)                                                                       Number)

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              80 SW Eighth Street, Suite 2160, Miami, Florida 33130
               (Address of principal executive offices) (zip code)

                                 (305) 374-7338
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          On September 26, 2002, Aphton Corporation (the "Company") announced that the Company received gross proceeds of $5,000,000 for the sale of 2,500,000 shares of registered common stock. Life Science Group, Inc. acted as placement agent in connection with the transaction. The proceeds of the financing will be used for general corporate purposes, including to fund the Company's on-going clinical trials and operations.

          A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This filing shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state.

                                    SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  APHTON CORPORATION
                                  (Registrant)

                                  By:   /s/   Frederick W. Jacobs
                                     ------------------------------------
                                     Name:  Frederick W. Jacobs
                                     Title: Vice President, Chief Financial
                                              Officer, Treasurer and Chief
                                              Accounting Officer

Dated: September 26, 2002